SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              ACNIELSEN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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


ACNIELSEN  [logo]                          177 Broad Street, Stamford, CT 06901






                                            March 10, 2000

Dear Shareholder:

     I am pleased to invite you to attend the 2000 Annual Meeting of Shareholders of ACNielsen Corporation to be held on Wednesday, April 19, 2000 at 9:00 A.M. at 1209 Orange Street, Wilmington, Delaware.

     The business to be conducted at the meeting is described in the attached Notice of Annual Meeting and Proxy Statement.

     Your vote is important. Accordingly, whether or not you plan to attend the meeting, please ensure that your shares are represented by voting your proxy. For your convenience, proxies can be voted by telephone, Internet or mail. Voting your proxy will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

                                      Sincerely,



                                      /s/ NICHOLAS L. TRIVISONNO
                                          -------------------------------------
                                          Nicholas L. Trivisonno
                                          Chairman and Chief Executive Officer


                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS



NOTICE OF ANNUAL MEETING ............................................................................  1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING ..................................................................................  2
   Why am I receiving these materials? ..............................................................  2
   What proposals will be voted on at the meeting? ..................................................  2
   What is ACNielsen's voting recommendation? .......................................................  2
   What shares owned by me can be voted? ............................................................  2
   What is the difference between holding shares as a shareholder of record and as a beneficial owner? ................................................................................  2
   How can I vote my shares in person at the meeting? ...............................................  2
   How can I vote my shares without attending the meeting? ..........................................  3
   Can I change my vote? ............................................................................  3
   How are votes counted? ...........................................................................  3
   What is the voting requirement to approve each of the proposals? .................................  4
   What does it mean if I receive more than one proxy or voting instruction card? ...................  4
   Do I need an admission ticket to attend the meeting? .............................................  4
   Where can I find the voting results of the meeting? ..............................................  4

COMMON STOCK OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS ...........................................................................  4
   Common Stock Ownership of Directors and Executive Officers .......................................  5
   Beneficial Owners of More than Five Percent of Outstanding Shares ................................  6

BOARD STRUCTURE AND COMPENSATION ....................................................................  7
   Board Structure, Meetings and Attendance .........................................................  7
   The Audit and Finance Committee ..................................................................  7
   The Compensation Committee .......................................................................  8
   The Nominating Committee .........................................................................  8
   Director Compensation ............................................................................  9

PROPOSALS TO BE VOTED ON ............................................................................ 10
   PROPOSAL NO. 1 - Election of Directors ........................................................... 10
   PROPOSAL NO. 2 - Ratification of the Selection of Independent Public Accountants ................. 12

COMPENSATION OF EXECUTIVE OFFICERS .................................................................. 12
   Report of the Compensation Committee ............................................................. 12
   Performance Graph ................................................................................ 15
   Summary Compensation Table ....................................................................... 16
   Option/SAR Grants in Last Fiscal Year ............................................................ 17
   Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values ........ 18
   Long-Term Incentive Plans - Awards in Last Fiscal Year ........................................... 18
   ACNielsen Retirement Benefits .................................................................... 18
   Change in Control Severance Agreements ........................................................... 19
   Executive Transition Plan ........................................................................ 20
   Consulting Arrangement ........................................................................... 20

ADDITIONAL QUESTIONS AND INFORMATION REGARDING
THE ANNUAL MEETING AND SHAREHOLDER PROPOSALS .......................................................  21
   What happens if additional proposals are presented at the meeting? ..............................  21
   What shares are entitled to vote? ...............................................................  21
   What is the quorum requirement for the meeting? .................................................  21
   What are broker non-votes? ......................................................................  21
   Who will bear the cost of soliciting votes for the meeting? .....................................  21
   May I propose actions for consideration at next year's annual meeting of shareholders? ..........  21

                                ACNIELSEN [logo]


                      177 Broad Street, Stamford, CT 06901
                            Telephone: (203) 961-3000

                   ------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                   -------------------------------------------



TIME ...................... 9:00 A.M. on Wednesday, April 19, 2000

PLACE ..................... 1209 Orange Street, Wilmington, Delaware

ITEMS OF BUSINESSS ........ 1. To elect four Class I directors for a three-year term.

                            2. To ratify the selection of independent public
                               accountants to audit the Company's consolidated financial statements for 2000.

                            3. To transact such other business as may properly
                               be brought before the meeting. The Company knows of no other business to be brought before the meeting.

RECORD DATE................ You can vote if you are a shareholder of record as of close of business on February 21, 2000.

ANNUAL REPORT.............. Our 1999 Annual Report, which is not part of the proxy soliciting material, is enclosed.

PROXY VOTING .............. It is important that your shares be represented and voted at the meeting. Please vote in one of these ways:

                            1. USE THE TOLL-FREE TELEPHONE NUMBER shown on the

                               proxy/voting instruction card;

                            2. VISIT THE WEB SITE named on the proxy/voting
                               instruction card to vote via the Internet; OR

                            3. MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed
                               proxy/voting instruction card in the postage-paid envelope.

                            Any proxy may be revoked at any time prior to its exercise at the meeting.


                                       /s/ ELLENORE O'HANRAHAN
                                       ---------------------------------
                                           Ellenore O'Hanrahan
                                           Secretary


 These proxy materials are being mailed starting approximately March 10, 2000.

                 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING

Q:   WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of ACNielsen Corporation is soliciting proxies to be used at the 2000 Annual Meeting. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement. In this proxy statement, "ACNielsen," "we" or the "Company" means ACNielsen Corporation.

Q:   WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:   There are two proposals scheduled to be voted on at the meeting:

     o The election of four Class I directors

     o The ratification of independent accountants

Q:   WHAT IS ACNIELSEN'S VOTING RECOMMENDATION?

A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" the ratification of accountants.

Q:   WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of close of business on February 21, 2000, the Record Date, may be voted. These shares include those (i) held directly in your name as the shareholder of record, (ii) held for you as the beneficial owner through a stockbroker, bank or other nominee, or (iii) held through the ACNielsen Corporation Savings Plan (the "Savings Plan") or the ACNielsen Corporation Employee Stock Ownership Plan (the "Employee Stock Ownership Plan").

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most ACNielsen shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As described below, there are some distinctions between shares held of record and those owned beneficially.

     SHAREHOLDER OF RECORD

     If your shares are registered directly in your own name with ACNielsen's transfer agent, EquiServe, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent directly to you by ACNielsen. As the shareholder of record, you have the right to grant your voting proxy directly to ACNielsen or to vote in person at the meeting. We have enclosed a proxy card for your use.

     BENEFICIAL OWNER

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and your broker or nominee has enclosed a voting instruction card for you to use. As the beneficial owner, you are also invited to attend the meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the meeting if you follow the procedures described in "HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?" below.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares that you own beneficially may be voted in person at the Annual Meeting if you obtain a proxy, executed in your favor, from the shareholder of record for those shares. Shares held by you through the ACNielsen Savings Plan or Employee Stock Ownership Plan may not be voted in person by you at the Annual Meeting as those shares must be voted by the trustee of the plans.

     If you choose to vote in person at the meeting, please bring the enclosed proxy card or proof of identification and, in the case of shares that you hold beneficially, you must also bring the proxy executed by the shareholder of record.

     Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:   HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name or through the ACNielsen Savings Plan or Employee Stock Ownership Plan, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name or through the plans, by submitting voting instructions to your broker or nominee or the plan trustee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

     If you are a participant in the Savings Plan or Employee Stock Ownership Plan, you will receive only one proxy card for all of the shares you hold through the plans and also of record in your own name. This card will constitute your voting instructions to the plan trustee for your plan shares as well as your proxy for the shares you own in your own name.

     The following information regarding voting by Internet, telephone or mail applies only to shareholders of record and, subject to the following sentence, to participants in the Savings Plan and Employee Stock Ownership Plan. Participants in those plans should note that, whether you vote via Internet, telephone or mail, your voting instructions must be received by April 12, 2000 to enable the trustee of the plans to process your instructions. Beneficial owners of shares should read the voting instruction card for information on how to vote.

     BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card. Internet voting is available until 5:00 P.M. on April 18, 2000.

     BY TELEPHONE - You may submit your proxy by following the "Vote by Phone" instructions on the proxy card. Calls from the United States are toll free. Telephone voting is available until 8:00 A.M. on April 19, 2000.

     BY MAIL - You may do this by signing your proxy card and mailing it in the enclosed, postage prepaid and addressed envelope. Your proxy card must be received by the beginning of the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

Q:   CAN I CHANGE MY VOTE?

A: You may change your proxy/voting instructions at any time prior to the vote at the Annual Meeting, except that changes relating to shares held through the Savings Plan and Employee Stock Ownership Plan must be made by April 12, 2000. For shares held directly in your own name or through the Savings Plan or Employee Stock Ownership Plan, you may change them by submitting a new proxy or voting instructions or by notifying the Secretary of ACNielsen in writing that you wish to make a change. In addition, for shares held directly in your own name, you may change your proxy by attending the Annual Meeting and voting in person. For shares held beneficially by you, you may change your voting instructions by submitting new voting instructions to your broker or nominee (you should allow sufficient time for your broker or nominee to forward the change to the Company) or you may obtain a proxy from the shareholder of record and vote in person at the meeting.

     Notifications to the Secretary of ACNielsen should be sent to her at the Company's principal executive offices which are at 177 Broad Street, Stamford, Connecticut 06901, telephone (203) 961-3000.

Q:   HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or you may "WITHHOLD" your vote with respect to one or more of the nominees. For other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board, except that any shares you hold in the Savings Plan or Employee Stock Ownership Plan will be voted in proportion to the way the other participants in that plan vote their shares.

Q:   WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the four persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present at the meeting (in person or by proxy) and entitled to vote on the proposal. Accordingly, if you "ABSTAIN", it has the same effect as a vote "AGAINST".

     If you are a beneficial owner and do not provide your broker with voting instructions and if your broker does not have discretionary voting power to vote your shares on a particular proposal, your shares may constitute broker non-votes with respect to such proposal, as described in "WHAT ARE BROKER NON-VOTES?" later in these proxy materials. In tabulating the voting result for a proposal, shares which constitute broker non-votes for such proposal are not considered entitled to vote on the proposal.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
     CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   DO I NEED AN ADMISSION TICKET TO ATTEND THE MEETING?

A: You do not need an admission ticket to attend the meeting. However, you should bring your proxy card or other form of identification to verify your identity.

Q:   WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: The voting results of the meeting will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2000.

Additional Q&A information regarding the Annual Meeting and shareholder proposals may be found at the end of this proxy statement.

       COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following tables set forth information, as of December 31, 1999, concerning the beneficial ownership of our common stock (ACNielsen's only outstanding equity security) by:

     o    each of our directors;

     o each of our executive officers who are named in the Summary Compensation Table later in this proxy statement;

     o    all ACNielsen directors and executive officers as a group; and

     o each person or entity who, to ACNielsen's knowledge, owned more than 5% of ACNielsen's outstanding common stock as of December 31, 1999.

     The number of shares beneficially owned by the above persons or entities is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for other purposes. Under such rules, beneficial ownership includes any shares as to which the person or entity has the sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days of December 31, 1999 through the exercise of any stock option or other right. Unless it is otherwise noted below, the persons or entities named below have sole voting and investment power over the shares listed.

     The information given below regarding owners of more than 5% of ACNielsen's outstanding common stock is based upon a Schedule 13G filed by such owner with the SEC.

     The percentages listed below are based upon the number of shares of our common stock that were outstanding at December 31, 1999 plus the number of shares that the indicated person, group or entity had a right to acquire within 60 days of such date.

           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS


                                        AMOUNT AND NATURE          PERCENT OF
    NAME                            OF BENEFICIAL OWNERSHIP (1)        CLASS
    ----                            ---------------------------        -----
    Robert H. Beeby                          11,655(2)                   **
    Robert J. Chrenc                        265,205*                     **
    Michael P. Connors                      375,089*                     **
    Earl H. Doppelt                         445,719*                     **
    Donald W. Griffin                        10,655                      **
    Thomas C. Hays                           15,655(3)                   **
    Karen L. Hendricks                       17,655(4)                   **
    Robert M. Hendrickson                    12,155                      **
    Robert Holland, Jr.                      11,793(5)                   **
    Robert J Lievense                       538,302*                     **
    John R. Meyer                            12,787(6)                   **
    Brian B. Pemberton                       12,655(7)                   **
    Robert N. Thurston                       20,155(8)                   **
    Nicholas L. Trivisonno                   645,323*                 1.10%
    All Directors and Executive
     Officers as a Group                   2,394,803                  3.99%

----------

 * Includes purchases on the open market on November 4, 1996, the first day of regular way trading in the Company's Common Stock, in the amount of 45,607 shares in the case of Mr. Trivisonno, 28,504 shares in the case of Mr. Lievense, 28,504 shares in the case of Mr. Connors, 20,523 shares in the case of Mr. Doppelt and 20,523 shares in the case of Mr. Chrenc. Also includes purchases on the open market during the week commencing February 24, 1997 in the amount of 20,000 shares in the case of Mr. Trivisonno and 7,500 shares in the case of Mr. Lievense.

**   Less than 1%

(1) The share amounts indicated include the following:

          (i) Shares which may be acquired by exercising stock options as of December 31, 1999 or within 60 days thereafter: Messrs. Beeby, Griffin, Hays, Hendrickson, Holland, Meyer, Pemberton and Thurston, and Ms. Hendricks, 8,751 shares; Mr. Chrenc, 243,749 shares; Mr. Connors, 343,899 shares; Mr. Doppelt, 423,074 shares; Mr. Lievense, 500,271 shares; and Mr. Trivisonno, 577,644 shares.

          (ii) Shares of restricted stock granted under the 1996 ACNielsen Corporation Non-Employee Directors' Stock Incentive Plan: 1,904 shares for each of Messrs. Beeby, Griffin, Hays, Hendrickson, Meyer, Pemberton and Thurston, and Ms. Hendricks, and 2,042 shares for Mr. Holland.

          (iii) Shares held through the Employee Stock Ownership Plan: 933 shares for Mr. Chrenc, 943 shares for each of Messrs. Connors and Doppelt, 981 shares for Mr. Lievense and 1,009 shares for Mr. Trivisonno.

          As of December 31, 1999, the following directors also held stock units under the 1996 ACNielsen Corporation Non-Employee Directors' Deferred Compensation Plan that are not listed above: Mr. Hays, 2,980 units; Mr. Holland, 5,131 units; Mr. Pemberton, 5,884 units; and Mr. Thurston, 6,661 units. Each stock unit entitles the holder to receive one share of ACNielsen stock after termination of service as a director.

(2) Includes 1,000 shares held by spouse as to which Mr. Beeby has shared voting and shared investment power.

(3) Includes 5,000 shares held in a trust of which Mr. Hays is a trustee and as to which Mr. Hays has shared voting power and shared investment power.

(4) Includes 5,000 shares owned jointly with spouse and as to which Ms. Hendricks has shared voting power and shared investment power.

(5) Includes 1,000 shares owned jointly with spouse and as to which Mr. Holland has shared voting power and shared investment power.

(6) Includes 1,832 shares owned jointly with spouse and as to which Mr. Meyer has shared voting power and shared investment power.

(7) Includes 1,500 shares owned jointly with spouse and as to which Mr. Pemberton has shared voting power and shared investment power.

(8) Includes 2,000 shares owned jointly with spouse and 1,500 shares held by spouse, as to which Mr. Thurston has shared voting power and shared investment power.

        BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF OUTSTANDING SHARES

                                            AMOUNT AND NATURE OF    PERCENT OF
            NAME AND ADDRESS                BENEFICIAL OWNERSHIP       CLASS
            ----------------                --------------------       -----

       FMR Corp., Edward C. Johnson 3d
       and Abigail P. Johnson,
       82 Devonshire Street,
       Boston, MA 02109                           7,790,880(1)        13.45%

       Harris Associates L.P., its
       general partner,
       Harris Associates Inc. and
       Harris Associates Investment Trust
       Two North LaSalle Street,
       Suite 500,
       Chicago, IL 60602                          7,091,761(2)        12.25%

----------

(1)  FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson have jointly filed a
     Schedule 13G with the SEC reporting that they had, as of December 31, 1999, sole dispositive power over 7,790,880 shares of our common stock and that FMR Corp. also had sole voting power over 222,949 shares.

(2) Harris Associates L.P. ("Harris L.P.") and its general partner, Harris Associates Inc. ("General Partner"), have jointly filed, and Harris Associates Investment Trust ("Trust") has separately filed, a Schedule 13G with the SEC reporting that Harris L.P. and General Partner had, as of December 31, 1999, shared voting power over 7,091,761 shares of our common stock (including 4,664,000 shares beneficially owned by the Trust), sole dispositive power over 2,415,661 shares and shared dispositive power over 4,676,100 shares (including 4,664,000 shares beneficially owned by the Trust).

                        BOARD STRUCTURE AND COMPENSATION

BOARD STRUCTURE, MEETINGS AND ATTENDANCE

     Our Board of Directors currently has eleven members. It met six times during 1999. Directors are divided into three classes, with each class serving for a three-year period. Shareholders elect approximately one-third of the members of the Board of Directors each year. Biographical information on all of our directors, including the Class I directors who are standing for re-election at the Annual Meeting, is included under "Proposal No. 1" below.

     The Board also has the following three committees: (1) Audit and Finance,
(2) Compensation, and (3) Nominating. The membership and function of each committee are described below. The table below also lists the number of meetings held by each committee during 1999. Each director attended at least 75% of all Board and applicable committee meetings during 1999.

--------------------------------------------------------------------------------

   NAME OF DIRECTOR         AUDIT AND FINANCE    COMPENSATION       NOMINATING
--------------------------------------------------------------------------------
   Robert H. Beeby                                     X                 X
--------------------------------------------------------------------------------
   Michael P. Connors
--------------------------------------------------------------------------------
   Donald W. Griffin                 X                 X
--------------------------------------------------------------------------------
   Thomas C. Hays                                      X                 X*
--------------------------------------------------------------------------------
   Karen L. Hendricks                X
--------------------------------------------------------------------------------
   Robert M. Hendrickson             X*                                  X
--------------------------------------------------------------------------------
   Robert Holland, Jr.               X
--------------------------------------------------------------------------------
   John R. Meyer1                    X                                   X
--------------------------------------------------------------------------------
   Brian B. Pemberton                X                 X
--------------------------------------------------------------------------------
   Robert N. Thurston                                  X*
--------------------------------------------------------------------------------
   Nicholas L. Trivisonno
--------------------------------------------------------------------------------
   1999 Meetings                     4                 4                 2
--------------------------------------------------------------------------------
* = Chair

----------

(1) Mr. Meyer was Chairman of the Nominating Committee during 1999. Mr. Hays was appointed Chairman, effective January 1, 2000.

THE AUDIT AND FINANCE COMMITTEE

     The Audit and Finance Committee monitors the adequacy of the Company's internal controls for purposes of verifying that the Company's financial statements are prepared in accordance with generally accepted accounting principles. It also reviews key financial aspects of the Company's business. In performing these functions, the Committee:

     o recommends the annual appointment of the public accounting firm to be the Company's outside auditors, subject to approval by the Board and ratification by our shareholders;

     o reviews with the outside auditors the scope of the audit, the auditors' fees and related matters;

     o receives copies of the annual comments from the outside auditors on accounting procedures and systems of control;

     o reviews with the outside auditors any significant questions, comments or suggestions they may have relating to our internal controls, accounting practices or procedures;

     o reviews with management and the outside auditors our annual financial statements and any material changes in accounting principles or practices used in preparing the statements;

     o reviews the programs and activities of our internal audit staff, including procedures for assuring implementation of accepted recommendations made by the outside auditors;

     o    monitors compliance with ACNielsen's Policy on Business Conduct; and

     o reviews key financial aspects of the Company's business, including major acquisitions or divestitures, and makes recommendations on them to the Board.

THE COMPENSATION COMMITTEE

     The Compensation Committee approves the annual compensation and benefits of our senior executives and administers our compensation and benefit plans. In performing these functions, the Committee:

     o    periodically reviews overall compensation philosophy;

     o establishes annual and long-term performance goals for our senior executives;

     o    evaluates the performance of the Chairman and CEO;

     o    grants options and awards under the Key Employees' Stock Incentive
          Plan;

     o establishes annual and long-term incentive bonuses for our senior executives under the Senior Executive Incentive Plan;

     o establishes and monitors compliance with stock ownership guidelines for directors and senior executives;

     o    reviews management development and succession planning; and

     o reviews the director compensation program and makes recommendations on director compensation to the Board.

THE NOMINATING COMMITTEE

     The Nominating Committee considers and makes recommendations to the Board regarding Board qualifications, structure and membership. In performing these functions, the Committee:

     o    establishes criteria for Board membership;

     o considers and recommends candidates to fill new or vacant positions on the Board;

     o    reviews Board candidates recommended by shareholders;

     o recommends the director nominees for approval by the Board and the shareholders;

     o reviews and recommends the functions of the various committees of the Board;

     o    reviews the membership of the Board's committees;

     o reviews the directorships and other commitments of Board members to ascertain whether they raise any conflict of interest issues; and

     o recommends the content of, and administers, the Board evaluation program.

     As noted above, one function of the Nominating Committee is to review Board candidates recommended by shareholders. The Nominating Committee has not adopted formal procedures for the submission of such recommendations. However, shareholders may recommend nominees to the Nominating Committee by submitting the names in writing to: Thomas C. Hays, Chairman of the Nominating Committee, ACNielsen Corporation, 177 Broad Street, Stamford, CT 06901.

DIRECTOR COMPENSATION

     The following table provides information on ACNielsen's 1999 director compensation program for non-employee directors. Directors who are employed by ACNielsen (Mr. Connors and Mr. Trivisonno) do not receive any compensation for their Board activities.

   ---------------------------------------------------------------------------
                      DIRECTOR COMPENSATION TABLE FOR 1999
   ---------------------------------------------------------------------------
      Annual Director Retainer                              $25,000
   ---------------------------------------------------------------------------
      Additional Retainer for Committee Chair               $ 3,000(1)
   ---------------------------------------------------------------------------
      Board and Committee Meeting Attendance
      Fees (per meeting)                                    $ 1,000(2)
   ---------------------------------------------------------------------------
      Annual Stock Option Grant (3)                         7,500 options
   ---------------------------------------------------------------------------
      Retirement Plan                                       None
   ---------------------------------------------------------------------------

----------

(1)  Effective January 1, 2000, this retainer was increased to $5,000.

(2) If a meeting is held over a two-day period, the fee is $2,000. A $1,000 meeting fee is also paid for each meeting of non-employee directors only.

(3) The option exercise price is the fair market value of a share of ACNielsen common stock on the date the option is granted. In general, one-fourth of the options become exercisable each year beginning on the first anniversary of the grant date and they expire on the tenth anniversary of the grant date. The options were granted under the 1996 ACNielsen Corporation Non-Employee Directors' Stock Incentive Plan which permits the grant of stock options and restricted stock.

     A director may defer payment of meeting fees and retainers into a cash or stock account under the 1996 ACNielsen Corporation Non-Employee Directors' Deferred Compensation Plan and earn interest or dividends, as applicable, prior to payment.

                            PROPOSALS TO BE VOTED ON
                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Board of Directors has nominated Messrs. Donald W. Griffin, Robert M. Hendrickson, Brian B. Pemberton and Nicholas L. Trivisonno for election as Class I Directors at the 2000 Annual Meeting for a three-year term to expire at the 2003 Annual Meeting of Shareholders. Information regarding the business experience of each nominee is provided below. The nominees comprise all of the current Class I directors and they were all first elected as directors in 1996 prior to, and in anticipation of, the Corporation's spin-off from The Dun & Bradstreet Corporation in November 1996 (the "Spin-Off").

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ABOVE.

     The persons named in the enclosed proxy intend to vote the proxy for election of each of the four nominees, unless you instruct that your vote should be withheld from one or more of them. We expect each nominee to be able to serve. However, if any nominee is not able to serve, proxies will be voted in favor of a substitute nominee unless the Board chooses to reduce the number of directors serving on the Board and the number of Class I directors.


                 NOMINEES FOR CLASS I DIRECTORS FOR TERMS TO EXPIRE AT THE 2003 ANNUAL MEETING

                     POSITIONS WITH         DIRECTOR      PRINCIPAL OCCUPATION                        OTHER
        NAME            ACNIELSEN             SINCE      DURING LAST FIVE YEARS            AGE     DIRECTORSHIPS
        ----            ---------             -----      ----------------------            ---     -------------
Donald W. Griffin       Director              1996    Chairman, President and Chief        63   Eastman Chemical
                                                      Executive Officer, Olin                   Company;
                                                      Corporation (manufacturer of              Olin Corporation.
                                                      chemicals, metals and
                                                      ammunition), 4/96 to
                                                      present; President and
                                                      Chief Executive Officer,
                                                      1/96 to 4/96; President
                                                      and Chief Operating
                                                      Officer, 2/94 to 12/95.

Robert M. Hendrickson   Director              1996    President, Juno Capital              70
                                                      Partners, Ltd. (corporate
                                                      finance and investment
                                                      management consulting), 4/88
                                                      to present; Chairman, Juno
                                                      Land Investment Corporation
                                                      (residential real estate
                                                      development), 1/90 to present;
                                                      President, Juno Land
                                                      Development Corporation
                                                      (commercial real estate
                                                      development), 7/96 to present.

Brian B. Pemberton      Director              1996    President and Chief Executive        55   ROHN Industries, Inc.
                                                      Officer, ROHN Industries, Inc.
                                                      (manufacturer of cellular and
                                                      PCS industry towers and
                                                      shelters), 4/97 to present;
                                                      business consultant, 1/97 to
                                                      4/97; President - SKYCELL
                                                      Services, American Mobile
                                                      Satellite Corporation (mobile
                                                      communications), 8/96 to
                                                      12/96; President and Chief
                                                      Executive Officer, 4/95 to
                                                      8/96; President, 4/90 to 4/95.

Nicholas L. Trivisonno  Chairman, Chief       1996    Chairman and Chief Executive         52   Rayonier Inc.
                        Executive Officer             Officer, ACNielsen, 5/96 to
                        and Director                  present; Executive Vice
                                                      President - Finance and
                                                      Chief Financial Officer,
                                                      The Dun & Bradstreet
                                                      Corporation (business
                                                      information), 9/95 to
                                                      11/96; Executive Vice
                                                      President-Strategic
                                                      Planning and Group
                                                      President, GTE Corporation
                                                      (telecommunications),
                                                      10/93 to 7/95; director,
                                                      4/95 to 7/95.


                                        DIRECTORS CONTINUING IN OFFICE
                CLASS II DIRECTORS HOLDING OFFICE FOR TERMS EXPIRING AT THE 2001 ANNUAL MEETING


                     POSITIONS WITH         DIRECTOR      PRINCIPAL OCCUPATION                     OTHER
        NAME            ACNIELSEN             SINCE      DURING LAST FIVE YEARS        AGE     DIRECTORSHIPS
        ----            ---------             -----      ----------------------        ---     -------------
Robert H. Beeby        Director               1996    Retired CEO, Frito-Lay, Inc.     68   Church & Dwight
                                                      (snack food manufacturer),            Company; Columbia
                                                      1991 to present.                      Energy Group; Modem
                                                                                            Media o Poppe Tyson,
                                                                                            Inc.

Thomas C. Hays         Director               1996    Business consultant, 1/2000 to   64   Fortune Brands,
                                                      present; former Chairman and          Inc.; Gallaher Group
                                                      Chief Executive Officer,              Plc.
                                                      Fortune Brands, Inc. (consumer
                                                      products), 1/95 to 12/99.

John R. Meyer          Director               1996    Professor Emeritus, Harvard      72   The MONY Group Inc.;
                                                      University, 1/97 to present;
                                                      Professor, Harvard University,
                                                      7/73 to 12/96.



               CLASS III DIRECTORS HOLDING OFFICE FOR TERMS EXPIRING AT THE 2002 ANNUAL MEETING


                     POSITIONS WITH         DIRECTOR      PRINCIPAL OCCUPATION                     OTHER
        NAME            ACNIELSEN             SINCE      DURING LAST FIVE YEARS        AGE     DIRECTORSHIPS
        ----            ---------             -----      ----------------------        ---     -------------
Michael P. Connors     Vice Chairman and      1996    Vice Chairman, ACNielsen, 5/96   44     NetRatings, Inc.
                       Director                       to present; Senior Vice
                                                      President, The Dun &
                                                      Bradstreet Corporation
                                                      (business information),
                                                      4/95 to 11/96; Senior Vice
                                                      President, American
                                                      Express Travel Related
                                                      Services (travel and
                                                      financial services), 9/89
                                                      to 3/95.

Karen L. Hendricks     Director               1996    Chairman, President and Chief    51     Baldwin Piano &
                                                      Executive Officer, Baldwin              Organ Company;
                                                      Piano & Organ Company                   Columbia Energy
                                                      (manufacturer of musical                Group.
                                                      instruments), 1/97 to present;
                                                      President and Chief Executive
                                                      Officer, 11/94 to 1/97.

Robert Holland, Jr.    Director               1996    President and Chief Executive    59     Lexmark
                                                      Officer, WorkPlace Integrators          International
                                                      (office furniture dealer),              Group, Inc.; The
                                                      6/97 to present; Chairman,              MONY Group Inc.;
                                                      Rokher-J, Inc. (management              Tricon Global
                                                      consulting), 10/96 to 6/97;             Restaurants, Inc.
                                                      President and Chief Executive
                                                      Officer, Ben
                                                      & Jerry's Homemade, Inc. (ice
                                                      cream and frozen desserts),
                                                      2/95 to 10/96.

Robert N. Thurston     Director               1996    Business consultant, 1985 to    67      Ag-Bag
                                                      present; former Executive Vice          International
                                                      President, The Quaker Oats              Ltd.; McDonald's
                                                      Company.                                Corporation.

                                 PROPOSAL NO. 2

                        RATIFICATION OF THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of its Audit and Finance Committee, has selected Arthur Andersen LLP to serve as the independent public accountants to audit ACNielsen's consolidated financial statements for 2000, subject to our shareholders ratifying such selection. Arthur Andersen has acted as our independent auditors since the Spin-Off.

     A representative of Arthur Andersen will be present at the Annual Meeting to answer questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

     If our shareholders do not approve the proposal to ratify the selection of Arthur Andersen or if, prior to next year's annual meeting, Arthur Andersen is unable or unwilling to act as our independent accountants or if our Board of Directors decides to discontinue Arthur Andersen's services, another firm of independent accountants will be appointed by our Board. If the appointment of such new firm of accountants would continue beyond next year's annual meeting, shareholders will be provided with the opportunity to ratify the appointment for the period beyond such meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN.

                       COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION COMMITTEE

   BACKGROUND

     This report to shareholders reviews the decisions made and actions taken by the Compensation Committee of the Board of Directors (the "Committee") as they relate to the compensation of the Chairman and Chief Executive Officer and the other executive officers, all of whom are named in the Summary Compensation Table (the "named officers"), for the period from January 1, 1999 to December 31, 1999.

     The Committee's oversight of the Company's executive compensation program was directed by an overall philosophy intended to meet the following important criteria: (i) enable the Company to retain and attract the necessary strategic leadership resources; and (ii) directly link management compensation to the Company's financial performance and shareholder value appreciation. In all of its executive compensation determinations, the Committee considered the nature of the financial and operational challenges and opportunities facing the Company.

   EXECUTIVE COMPENSATION PROGRAM -- OVERVIEW AND ACTIONs

     During 1999, the executive compensation program for the named officers was comprised of two principal elements: annual cash compensation (consisting of base salaries and annual incentives) and long-term incentives (consisting of two-year cash awards and stock options). These plans were each designed to further the shareholders' interests by facilitating the employment of talented executives and motivating them to achieve superior levels of performance. An overview of each of these elements and the specific actions taken is provided below.

   ANNUAL CASH COMPENSATION

     Annual cash compensation for the named officers consists of base salary and an annual at-risk incentive.

     In December of 1998, the Committee set base salary levels and annual incentive targets for the named officers for the period through December 31, 1999. In making its determinations at that time, the Committee assessed the Company's business results, individual performance and increases in responsibility of the named officers since pay was last set in 1996. It also examined pay data provided by an independent executive compensation consultant for similar or related positions in a 28-company sample of consumer packaged goods companies and 46 other companies and reviewed such data with the consultant.

     The Committee considered these companies to be relevant competitive frames of reference for the period commencing January 1, 1999 and ending December 31, 1999 as their pay reflected compensation levels for the labor market within which ACNielsen competed for executive talent. The Committee is aware that this comparison group differs from that used for relative shareholder return comparison purposes in this proxy statement's performance graph. The Committee believes that the performance graph peer group does not reflect the labor market within which the Company competed for executive resources.

     The annual incentive links the award of each named officer to performance measures most appropriate to his responsibilities. To focus efforts on overall Company objectives, their awards were tied to corporate performance, as defined by revenue, operating income and net income, employee satisfaction, and their contributions toward the Company's achievements in 1999 including the (i) continued improvement in product quality and client satisfaction levels; (ii) successful integration and growth of acquired businesses; (iii) the implementation of several global initiatives intended to expand and improve existing products and services and ensure consistency and excellence of the ACNielsen brand throughout all operating regions; and (iv) expansion of our market research business into advertising and audience measurement on the Internet.

   LONG-TERM INCENTIVE COMPENSATION

     The Company provided the named officers and other executives with incentives linked to longer-term corporate performance through the 1999-2000 incentive described below and through equity-based incentives. The combination of these two key elements is intended to enable the named officers to benefit accordingly when meaningful shareholder wealth is created, and directly link a significant portion of total and at-risk compensation to the Company's long-term stock performance.

   1999-2000 Incentive

     ACNielsen's 1999-2000 incentive program reinforces the shared imperatives of its executives by linking rewards to the Company's consolidated results and focuses the named officers on enhancing longer-term shareholder value. Incentives are tied to the Company's achievement, over a two-year period, of its earnings per share and return on investment targets as well as to the Company's share price. The Committee approved the adoption of this program, specific incentive targets for the named officers and performance objectives for the 1999-2000 performance period in December of 1998.

   Stock Options

     The Company's equity-based incentive plan provides the named officers with stock option-based incentives and is designed to provide periodic grants of options to acquire the Company's common stock.

     In connection with the Spin-Off, grants of new stock options were made to the named officers in 1996. These grants anticipated no additional stock option grants to the named officers prior to November 1999. In December 1999, the Committee granted stock options to the named officers as set forth in the option grant table in this proxy statement. In general, these grants will vest 50% on the second anniversary of the grant and 25% on each of the third and fourth anniversaries. A portion of the options, however, will become exercisable in accordance with this vesting schedule only if the average of the high and low prices of ACNielsen common stock attains $32.75 (a 40% increase over the grant price) for each of five consecutive trading days. If this price is not achieved, these options will vest 9 1/2 years after their grant.

     The option grants were designed to maximize the incentive to increase the value of ACNielsen to its shareholders and recognized that the executive compensation program anticipates no additional stock option grants to the named officers prior to December 2001.

   COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     In November 1996, the Committee set the base salary and annual incentive target for the Company's Chairman and Chief Executive Officer, Nicholas L. Trivisonno. In accordance with the compensation program implemented at the time, no adjustments were made to Mr. Trivisonno's base salary or annual incentive target through December 31, 1998. As indicated above, the Committee, after considering a number of factors, set a new base salary level and annual incentive target for the 1999 calendar year.

     The Committee awarded Mr. Trivisonno an annual incentive of $950,000 for 1999 based on its assessment of the Company's financial performance as having substantially met its revenue, operating income and employee satisfaction performance targets and exceeded its net income target. As indicated above, a number of other factors were considered by the Committee in granting the annual incentive and Mr. Trivisonno made significant contributions towards the Company's achievements with respect to each of the factors described.

   $1 MILLION DEDUCTION LIMIT

     Section 162(m) of the Internal Revenue Code (the "Code") limits deductibility of certain compensation for the Chief Executive Officer and the additional four executive officers who are highest paid and employed at year-end to $1 million per year per executive. The $1 million limit on deductibility does not apply to compensation that meets the requirements for qualified performance-based compensation as further described under the Code.

     The 1996 ACNielsen Corporation Senior Executive Incentive Plan (the "Senior Executive Incentive Plan") and the 1996 ACNielsen Corporation Key Employees' Stock Incentive Plan (the "Key Employees' Stock Incentive Plan"), approved by shareholders at the 1997 annual meeting, enable the Company to meet the conditions to allow compensation under those plans to qualify for tax deductibility under the Code.

   IN CONCLUSION

     The Committee believes the executive compensation program described above, through the Committee's administration of the elements of the program, will continue to facilitate the Company's ability to retain, motivate and attract the executive resources required to maximize shareholder returns. The emphasis on variable pay and the direct link to both short-and long-term results, as well as financial and stock performance, links pay to critical measures of Company performance.

   THE COMPENSATION COMMITTEE

            Robert N. Thurston, Chairman
            Robert H. Beeby
            Donald W. Griffin
            Thomas C. Hays
            Brian B. Pemberton

PERFORMANCE GRAPH

     The following graph compares the cumulative total return to shareholders of ACNielsen common stock to the cumulative total return of the Standard & Poor's 500 Index, Standard & Poor's 400 Index and a peer group. Since there is no widely recognized standard industry group or index comprising ACNielsen and peer companies, the BusinessWeek magazine Other Services group of companies has been used as the peer group. This is an independently compiled company grouping that includes ACNielsen and 25 other companies. As ACNielsen only commenced regular way trading on the New York Stock Exchange on November 4, 1996, the period covered by the graph begins on that date and ends on December 31, 1999.


                     COMPARISON OF CUMULATIVE TOTAL RETURN
        ACNIELSEN, S&P 500, S&P 400 & BUSINESS WEEK OTHER SERVIES GROUP


                            GRAPHICAL REPRESENTATION

--------------------------------------------------------------------------------

YEAR ENDING                         1996      1997       1998          1999
-----------                         ----      ----       ----          ----
ACNielsen .....................   $ 97.57   $156.00    $180.80       $164.00
S&P 500 .......................   $105.19   $140.27    $180.36       $218.31
S&P 400 .......................   $105.64   $139.70    $166.37       $190.82
BW Group ......................   $ 97.90   $128.85    $125.26       $134.45


SOURCE: BLOOMBERG
ASSUMES $100 INVESTED ON 11/4/96
ASSUMES DIVIDEND REINVESTMENT

--------------------------------------------------------------------------------

THE PEER GROUP IS MADE UP OF COMPANIES IN THE BUSINESS WEEK MAGAZINE OTHER SERVICES GROUP AS PUBLISHED ON DECEMBER 27, 1999. HOWEVER, THE PEER GROUP RETURN FIGURES SHOWN IN THE GRAPH EXCLUDE ACNIELSEN AND ONE COMPANY THAT BEGAN TRADING PUBLICLY DURING 1999. THE GRAPH INCLUDES THE FOLLOWING COMPANIES: ABM INDUSTRIES INC., ADMINISTAFF, INC. (INCLUDED IN 1998 AND 1999 RETURN ONLY; BEGAN TRADING PUBLICLY DURING 1997), AUTONATION INC., BURNS INTERNATIONAL SERVICES, CARMAX GROUP (INCLUDED IN 1998 AND 1999 RETURN ONLY; BEGAN TRADING PUBLICLY DURING
1997), CDI CORPORATION, CENDANT CORPORATION, CINTAS CORPORATION, CONVERGYS CORPORATION (INCLUDED IN 1999 RETURN ONLY; BEGAN TRADING PUBLICLY DURING 1998), GROUP 1 AUTOMOTIVE INC. (INCLUDED IN 1998 AND 1999 RETURN ONLY; BEGAN TRADING PUBLICLY DURING 1997), INTERIM SERVICES INC., KELLY SERVICES INC., MAGELLAN HEALTH SERVICES, MANPOWER INC., MODIS PROFESSIONAL SERVICES, OLSTEN CORPORATION, PITTSTON BRINK'S GROUP, ROBERT HALF INTERNATIONAL INC., SERVICE CORP. INTERNATIONAL, SERVICEMASTER COMPANY, SONIC AUTOMOTIVE INC. (INCLUDED IN 1998 AND 1999 RETURN ONLY; BEGAN TRADING PUBLICLY DURING 1997), STAFF LEASING, INC. (INCLUDED IN 1998 AND 1999 RETURN ONLY; BEGAN TRADING PUBLICLY DURING 1997) UNITED AUTO GROUP, INC. AND WACKENHUT CORPORATION. IN ACCORDANCE WITH SEC REQUIREMENTS, THE RETURN FOR EACH ISSUER IN THE PEER GROUP HAS BEEN WEIGHTED ACCORDING TO ITS STOCK MARKET CAPITALIZATION AT THE BEGINNING OF EACH PERIOD FOR WHICH A RETURN IS INDICATED.


SUMMARY COMPENSATION TABLE


        (A)                  (B)          (C)           (D)         (E)            (F)         (G)             (H)          (I)
                                                                                            SECURITIES
                                                                                RESTRICTED  UNDERLYING      LONG-TERM
                                                                 OTHER ANNUAL    STOCK        OPTIONS       INCENTIVE    ALL OTHER
NAME AND PRINCIPAL                       SALARY         BONUS   COMPENSATION(1)  AWARDS       SARs(2)        PAYOUTS   COMPENSATION
POSITION                     YEAR           $             $           $             $            #              $            $
----------------------       ----        -------       -------  --------------  ---------- ------------     ---------  ------------
Nicholas L. Trivisonno       1999        600,000       950,000     134,968          0         500,000               0      5,600
                             ------------------------------------------------------------------------------------------------------
 Chairman and Chief          1998        550,000       900,000      86,842          0               0       1,050,000      5,600
                             ------------------------------------------------------------------------------------------------------
  Executive Officer          1997        550,000       800,000      54,768          0               0               0      5,600
                             ------------------------------------------------------------------------------------------------------
Robert J Lievense            1999        510,000       450,000     127,203          0               0               0      5,600
                             ------------------------------------------------------------------------------------------------------
President and Chief          1998        475,000       600,000     289,210          0               0         770,000      5,600
                             ------------------------------------------------------------------------------------------------------
  Operating Officer          1997        475,000       565,000     163,579          0               0               0      5,600
                             ------------------------------------------------------------------------------------------------------
Michael P. Connors           1999        425,000       650,000      85,446          0         325,000               0      5,600
                             ------------------------------------------------------------------------------------------------------
Vice Chairman                1998        375,000       575,000          --          0               0         700,000      5,600
                             ------------------------------------------------------------------------------------------------------
                             1997        375,000       525,000          --          0               0               0      5,600
                             ------------------------------------------------------------------------------------------------------
Earl H. Doppelt              1999        410,000       480,000          --          0         250,000               0      5,600
                             ------------------------------------------------------------------------------------------------------
Executive Vice President     1998        375,000       400,000          --          0               0         560,000      5,600
                             ------------------------------------------------------------------------------------------------------
  and General Counsel        1997        375,000       375,000          --          0               0               0      5,600
                             ------------------------------------------------------------------------------------------------------
Robert J. Chrenc             1999        380,000       480,000          --          0         250,000               0      5,600
                             ------------------------------------------------------------------------------------------------------
Executive Vice President     1998        350,000       400,000          --          0               0         560,000      5,600
                             ------------------------------------------------------------------------------------------------------
  and Chief Financial        1997        350,000       375,000          --          0               0               0      5,600
                             ------------------------------------------------------------------------------------------------------
  Officer


----------------

(1)  Of the 1997, 1998 and 1999 amounts shown for Mr. Trivisonno, $42,486, $76,561 and $96,329, respectively, represent Company-paid transportation. Of the 1997, 1998 and 1999 amounts shown for Mr. Lievense, (i) $130,808, $244,274 and $100,815, respectively, represent commutation expenses comprised of reimbursement for travel and lodging and Company-paid transportation, consistent with a prior arrangement Mr. Lievense had with Dun & Bradstreet prior to the Spin-Off and (ii) $23,271, $33,824 and $13,290, represent reimbursement for related taxes during 1997, 1998 and 1999, respectively. Of the 1999 amount shown for Mr. Connors,
     $82,550 represents company-paid transportation. There are no amounts required to be reported for other named officers.

(2)  Amounts shown represent the number of nonqualified stock options granted each year. Under the current executive compensation program approved by the Committee, it is anticipated that the named officers will not receive additional stock option grants prior to December 2001. Limited SARs were granted in tandem with all listed options.

(3)  All amounts represent Company contributions for the account of the named officers under the ACNielsen Employee Stock Ownership
     Plan.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table shows the grants of options and tandem LSARs to the named executive officers of ACNielsen in 1999. The options and LSARs were granted under the Key Employees' Stock Incentive Plan. Pursuant to SEC rules, the table also shows the value of the options granted at the end of the option term if the stock price were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table.


                                                         INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------------------------------
           (A)                     (B)           (C)          (D)         (E)           (F)              (G)
                               NUMBER OF
                              SECURITIES                                               POTENTIAL REALIZABLE VALUE
                               UNDERLYING    % OF TOTAL                                AT ASSUMED ANNUAL RATES OF
                                OPTIONS/     OPTIONS/SARS   EXERCISE                  STOCK PRICE APPRECIATION FOR
                                  SARS        GRANTED TO     OR BASE                          OPTION TERM (3)
                               GRANTED (1)   EMPLOYEES IN     PRICE     EXPIRATION     --------------------------
          NAME                     (#)        FISCAL YEAR (2) ($/SHARE)     DATE         5% ($)           10% ($)
----------------------           -------     ------------  -----------   --------      ----------      ----------
Nicholas L. Trivisonno ......... 500,000        12.81%       23.1250     12/15/09       7,271,594      18,427,647
Robert J Lievense ..............       0         0.00%           n/a          n/a             n/a             n/a
Michael P. Connors ............. 325,000         8.33%       23.1250     12/15/09       4,726,536      11,977,971
Earl H. Doppelt ................ 250,000         6.40%       23.1250     12/15/09       3,635,797       9,213,824
Robert J. Chrenc ............... 250,000         6.40%       23.1250     12/15/09       3,635,797       9,213,824
----------------------------------------------------------------------------------------------------------------------------------
Increase in Value to Shareholders (4) ...........................................   2,177,043,900   3,466,578,568
----------------------------------------------------------------------------------------------------------------------------------


(1) Additional information with respect to these grants is contained in note 2 to the Summary Compensation Table. For each grant, options are classified as either "Standard Options" or "Performance Options." Standard Options vest 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversaries of the grant date. Performance Options vest 9 1/2 years after their grant date; but if prior to that time, the average of the high and low prices of ACNielsen common stock attains $32.75 for each of five consecutive trading days, the Performance Options will vest according to the Standard Option vesting schedule. Standard and Performance Options will also vest (a) upon a Change in Control of the Company as defined in the Change in Control Severance Agreement entered into with the named officer and (b) with respect to options held by a named officer, upon a termination of such named officer's employment without cause (as defined in the Company's Executive Transition Plan). Of the grants set forth above, the following constitute Standard Options: 325,000 for Mr. Trivisonno; 225,000 for Mr. Connors; and 175,000 for each of Messrs. Doppelt and Chrenc.The remainder of each grant consists of Performance Options. All of the options were granted with tandem LSARs. LSARs may be exercised, in whole or in part, only during the 30-day period beginning on the first day following the acquisition of at least 20% of all outstanding Common Stock pursuant to any tender or exchange offer not made by the Company, whether or not the Company supports the offer. LSARs are exercisable only if and to the extent the related option is exercisable. Each LSAR represents the right to receive cash, upon exercise, equal to the excess over the related option exercise price of the highest price paid for shares of Common Stock pursuant to a tender or exchange offer which is in effect at any time during the 60 days preceding the date on which the LSAR is exercised.

(2) The percentage shown represents the named officer's percentage of the total options granted to all employees (3,903,550 options).

(3) In order to calculate the projected appreciation, the market price used was $23.125 (the average of the high and low trading prices of ACNielsen Common Stock on the grant date of December 15, 1999).

(4) Calculated using (a) a Common Stock price of $23.125, the average of the high and low trading prices on December 15, 1999 and (b) the total number of outstanding shares of Common Stock on 12/31/99.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information as to options exercised by each of the named executive officers of ACNielsen during 1999, and the number of securities underlying unexercised options and the value of unexercised in-the-money options at fiscal year-end.

----------------------------------------------------------------------------------------------------------------
                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                  SHARES                  OPTIONS/SARs AT FISCAL      IN-THE-MONEY OPTIONS/SARs
                                 ACQUIRED    VALUE            YEAR-END(1)(#)           AT FISCAL YEAR-END (2)($)
                               ON EXERCISE  REALIZED      --------------------------  --------------------------
       Name                          #          $         EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------          ---------   --------------------------------------------------------------------
Nicholas L. Trivisonno                 0            0       577,644       662,501      5,040,317    2,150,790
Robert J Lievense                 81,310    1,025,094       418,961       106,251      3,710,497      936,337
Michael P. Connors                     0            0       343,899       418,750      3,057,419    1,293,360
Earl H. Doppelt                        0            0       423,074       331,251      3,808,839    1,075,399
Robert J. Chrenc                       0            0       243,749       331,251      2,148,038    1,075,399

--------------

(1) No SARs were outstanding at December 31, 1999. However, all outstanding options were granted in tandem with LSARs as described in note 1 to the "Option/SAR Grants" table above.

(2) The values shown equal the difference between the exercise price of unexercised in-the-money options and the average of the high and low trading prices of ACNielsen Common Stock on December 31, 1999. Options are in-the-money if the fair market value of the Common Stock exceeds the exercise price of the option.

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     No long-term awards were made to the named executive officers in 1999.

ACNIELSEN RETIREMENT BENEFITS

     The following table sets forth the estimated average annual benefits payable under the ACNielsen Corporation Supplemental Executive Retirement Plan ("SERP") to persons in specified average final compensation and credited service classifications upon retirement at age 65. Amounts shown in the table also include (i) U.S. Social Security benefits, (ii) benefits payable under the ACNielsen Corporation Balance Account for Retirement Plan and the ACNielsen Corporation Retirement Benefit Excess Plan (qualified and excess defined benefit plans, respectively, the benefits of which are not determined with reference to final average compensation), and (iii) benefits, if any, payable under predecessor plans of The Dun & Bradstreet Corporation, all of which would be deducted in calculating benefits payable under the SERP.

     SERP benefits, which vest after five years of credited service, are calculated as 5% of average final compensation per year, for the first ten years of credited service, and 2% per year for the next five years, up to a maximum of 60% of average final compensation after 15 years of credited service. Benefits payable under the SERP are greater than benefits payable under ACNielsen's qualified and excess defined benefit plans.


                                ESTIMATED AGGREGATE ANNUAL ACNIELSEN RETIREMENT
                                    BENEFIT ASSUMING CREDITED SERVICE OF:
                            ----------------------------------------------------
    AVERAGE FINAL           5 YEARS       10 YEARS       15 YEARS       20 YEARS
    COMPENSATION            --------      --------      ---------     ----------
     $ 780,000 ...........  $195,000      $390,000       $468,000      $468,000
       930,000 ...........   232,500       465,000        558,000       558,000
     1,080,000 ...........   270,000       540,000        648,000       648,000
     1,230,000 ...........   307,500       615,000        738,000       738,000
     1,380,000 ...........   345,000       690,000        828,000       828,000
     1,530,000 ...........   382,500       765,000        918,000       918,000
     1,680,000 ...........   420,000       840,000      1,008,000     1,008,000
     1,830,000 ...........   457,500       915,000      1,098,000     1,098,000


     The number of years of credited service for Messrs. Trivisonno, Lievense, Connors, Doppelt and Chrenc are, respectively, four, ten, four, five and three.

     Compensation for the purpose of determining SERP benefits consists of base salary and regular annual cash bonuses. Severance pay, income derived from equity-based awards and other forms of special remuneration are excluded (including bonuses based on a performance period of longer than one year).

     For 1999, pensionable earnings under the SERP do not include bonuses earned in 1999 and paid in 2000 to the named executive officers, which were included in the annual compensation column in the Summary Compensation Table. Instead, pensionable earnings under the SERP for 1999 consist of 1999 base salary and 1998 bonuses paid in 1999.

     Average final compensation is defined as the highest average annual compensation during five consecutive twelve-month periods in the last ten consecutive twelve-month periods of the member's credited service. The benefits shown in the table above are calculated on a straight-life annuity basis.

CHANGE IN CONTROL SEVERANCE AGREEMENTS

     The Company has entered into agreements with the executive officers named in the Summary Compensation Table providing severance benefits in the event of a termination of employment in the circumstances described below following a "change in control" (as defined below) of the Company. The agreements were originally effective as of November 1, 1996 and renew on each January 1st unless notice to the contrary is given by the Company prior to the preceding September 30th. Following the end of the month in which a change in control occurs, the agreements will remain in effect for no more than an additional 15 months (the "Protected Period").

     Benefits become payable in the event the executive is terminated during the Protected Period without "cause" (generally, the executive's willful and continued failure to perform his duties or his engaging in conduct that is materially injurious to the Company) or the executive terminates employment during that period for "good reason" (generally, an unfavorable change in employment status, reduction in compensation or benefits, required relocation or the lapse of 12 months following the change in control). The benefits payable under the agreements include (i) a lump sum amount equal to three times the sum of the executive's annual base salary and annual bonus, (ii) full vesting under the SERP and crediting of the maximum number of years of service for purposes of determining the amount of retirement benefits, (iii) a pro-rated portion of the executive's annual target bonus and a full target bonus payable with respect to any performance period longer than one year, (iv) cash reimbursement up to 20% of annual compensation

(but no more than $100,000) for outplacement expenses, (v) life and health insurance coverage for up to 36 months, and (vi) retiree life and medical insurance beginning at age 55. In addition, the executive is entitled to a gross-up payment from the Company to cover any required excise taxes (and any income taxes on the gross-up amount) payable by the executive as a result of the change in control.

     A change in control will generally be deemed to have occurred under the following circumstances: (i) an acquisition by any person of 20% of the combined voting power of the Company's securities, (ii) during any period of twenty-four months a majority of the Company's Board of Directors ceases to consist of (x) directors in office at the beginning of such period or (y) directors whose election was approved by two-thirds of the directors in office at the beginning of the period or by directors whose election was so approved, (iii) the Company's merger or consolidation with another entity (other than one in which the Company's shares outstanding prior to the merger represent more than 66 2/3% of the voting power of the surviving company and no shareholder holds 20% or more of such voting power) or (iv) the liquidation or sale of substantially all of the Company's assets.

EXECUTIVE TRANSITION PLAN

     The ACNielsen Corporation Executive Transition Plan ("ETP") provides severance benefits to the Chief Executive Officer of the Company and other executives he designates, including those named in the Summary Compensation Table. The ETP generally provides for the payment of severance benefits if the employment of a covered executive terminates by reason of a reduction in force, job elimination, unsatisfactory job performance or a mutually acceptable resignation. In the event of an eligible termination, the executive will be paid 104 weeks of salary continuation consisting of such executive's annual base salary (paid at the same payroll intervals applicable to active employees) and annual incentive opportunity for the year of termination (pro-rated to reflect its payment at the same payroll intervals as salary). If, however, the executive is terminated by reason of unsatisfactory performance, the annual incentive opportunity will not be included in such executive's salary continuation payments.

     In addition, the ETP provides a covered executive with the following benefits upon an eligible termination: (i) continued medical, dental and life insurance coverage throughout the salary continuation period, (ii) unless terminated for unsatisfactory performance, a pro-rated annual bonus will be paid for the period of employment if the applicable performance target is met, (iii) unless terminated for unsatisfactory performance, a pro-rated long-term bonus will be paid for the period of employment if the applicable performance target is met and the executive is employed for at least half the period of the relevant performance cycle and (iv) in certain instances, outplacement services and financial counseling. The ETP gives the Chief Executive Officer the discretion to increase or decrease ETP benefits for executives other than the Chief Executive Officer, subject to the review of any such decision with the Compensation Committee. The Compensation Committee has this discretion with respect to the Chief Executive Officer.

     The ETP may not be amended during the one year period following a change in control of the Company (as defined in the change in control agreements). Any benefits payable under the ETP, however, will be offset by any other severance payments made to a covered executive by the Company including, but not limited to, amounts paid pursuant to the change in control agreements.

CONSULTING ARRANGEMENT

     Effective January 1, 2000 and in connection with his plans to retire from the Company at the end of 2000, Mr. Lievense relinquished his title of President and Chief Operating Officer and resigned from the Board of Directors. He will serve in a senior advisory capacity through the end of 2000. His annual base salary and bonus opportunity remain the same for 2000 and he will continue to participate in the Company's benefit plans during that period.

     During 2001, Mr. Lievense has agreed to serve as a consultant to the Company. The annual consultancy fee will be $960,000 and during the consultancy period he will continue to receive certain executive benefits and will also be subject to noncompete and nonsolicitation restrictions.

               ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE
                    ANNUAL MEETING AND SHAREHOLDER PROPOSALS

Q:   WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy to the persons named in the proxy or voting instructions card that is enclosed with this proxy statement, those persons will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:   WHAT SHARES ARE ENTITLED TO VOTE?

A: Each share of our common stock that is issued and outstanding as of the close of business on February 21, 2000, the Record Date, is entitled to one vote at the Annual Meeting. On the Record Date, we had approximately 57,834,076 shares of common stock outstanding and we had no other equity securities outstanding.

Q:   WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is the majority of our issued and outstanding common shares that are entitled to vote. Shares that are present in person or represented by proxy at the meeting (including abstentions and broker non-votes) are counted for quorum purposes.

Q:   WHAT ARE BROKER NON-VOTES?

A: Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote on the proposal.

Q:   WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: ACNielsen will pay the entire cost of distributing these proxy materials. In addition to distributing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree M&A Incorporated to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Innisfree a fee of $10,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. In order for a shareholder proposal to be considered for inclusion in ACNielsen's proxy statement for next year's annual meeting, the written proposal must be received by ACNielsen no later than November 10, 2000. Such proposals also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. Similarly, in order for a shareholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by ACNielsen no later than February 8, 2001 and other requirements of ACNielsen's by-laws relating to shareholder proposals must be complied with.

P R O X Y


                              ACNIELSEN CORPORATION

  PROXY/VOTING INSTRUCTIONS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 19, 2000
            AT 9:00 A.M. AT 1209 ORANGE STREET, WILMINGTON, DELAWARE

     NICHOLAS L. TRIVISONNO, ROBERT J. CHRENC and EARL H. DOPPELT, or any of them, with full power of substitution, are hereby appointed proxies to vote all the shares of Common Stock of ACNielsen Corporation ("Common Stock") which the undersigned is entitled to vote at the Annual Meeting of Shareholders on April 19, 2000, and at any adjournment thereof.

     The trustee of the ACNielsen Corporation Employee Stock Ownership Plan (the "ESOP") and the ACNielsen Corporation Savings Plan (the "Savings Plan") has agreed that this proxy will also serve as voting instructions from participants in those plans who have plan contributions for their respective accounts invested in Common Stock. Proxies covering shares in the plans must be received prior to April 12, 2000. If a proxy covering shares in the ESOP or Savings Plan has not been received prior to April 12, 2000 or if it is signed and returned without specification marked in the instruction boxes, the trustee will vote those plan shares in the same proportion as the respective shares in such plan for which it has received instructions, except as otherwise required by law.


                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

--------------------------------------------------------------------------------
  ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^


                                [ACNIELSEN LOGO]

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 2000
                                    9:00 A.M.
                               1209 ORANGE STREET
                              WILMINGTON, DELAWARE

    TO ORDER ACNIELSEN FINANCIAL PUBLICATIONS, PLEASE CALL 1-888-530-2580 OR
                VISIT OUR WEB SITE AT http:\\www.acnielsen.com.

                                                                            9035
[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

This proxy is solicited by the Board of Directors and will be voted as directed below. A proxy which is signed and returned by a Shareholder of record without specification marked in the instruction boxes will be voted FOR election of all nominees identified in Item (1) and FOR Item (2). If any other matter is properly brought before the meeting and submitted to a vote, a proxy will be voted in accordance with the judgment of the person(s) voting the proxy.

--------------------------------------------------------------------------------
             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION
            OF ALL NOMINEES IDENTIFIED IN ITEM (1) AND FOR ITEM (2).
--------------------------------------------------------------------------------

                     FOR ALL   WITHHOLD     Election of four Class I Directors
                     NOMINEES  AUTHORITY    for a three-year term expiring at
                                            the 2003 Annual Meeting of
1. Election             [_]       [_]       Shareholders.
   of four
   Class I                                  Nominees: (01) Donald W. Griffen,
   Directors                                (02) Robert M. Hendrickson,
                                            (03) Brian B. Pemberton and
FOR, EXCEPT VOTE WITHHELD FROM THE          (04) Nicholas L. Trivisonno.
FOLLOWING NOMINEE(S):


2. Ratification of the selection of Arthur             FOR     AGAINST  ABSTAIN
   Andersen LLP as independent public accountants      [_]       [_]       [_]
   to audit the Company's consolidated financial statements for 2000. Mark only one.


                                            Please sign exactly as name appears
                                            at left. Joint owners should each
                                            sign. Executors, administrators,
                                            trustees, etc., should so indicate
                                            when signing and sign as required by
                                            the authority held.

                                            ------------------------------------

                                            ------------------------------------
                                            SIGNATURE(S)             DATE
--------------------------------------------------------------------------------
   ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^


                                [ACNIELSEN LOGO]

Dear Shareholder:

     ACNielsen Corporation encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

     To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

     1.   To vote over the Internet:

          o    Log   on   to   the   Internet   and   go   to   the   Web   site
               http://www.eproxyvote.com/art. Internet voting will be available until 5:00 P.M. on April 18, 1999.

     2.   To vote over the telephone:

          o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, seven days a week. Telephone voting will be available until 8:00 A.M. on April 19, 1999.

      o  Non-U.S. shareholders should call 1-201-536-8073.

     Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares electronically, there is no need to mail back your proxy card.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.